Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Amended and Restated Supplement dated April 25, 2012 to

GMO Trust Prospectus and Statement of Additional Information,

each dated June 30, 2011

Benchmark-Free Allocation Fund

Effective January 1, 2012, the description of GMO Benchmark-Free Allocation Fund on pages 138-140 of the Prospectus is amended and restated as follows:

Investment objective

The Fund seeks a positive total return. The Fund does not have a particular securities market index as a benchmark and does not seek to outperform a particular index or blend of indices (i.e., the Fund seeks positive return, not “relative” return).

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

	Class III	Class IV
Purchase premium (as a percentage of amount invested)	0.09%	0.09%
Redemption fee (as a percentage of amount redeemed)	0.09%	0.09%

Annual Fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment):

	Class III	Class IV
Management fee	0.65%	0.65%
Shareholder service fee	0.15%	0.10%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses (underlying fund expenses)	0.57%[1]	0.57%[1]
Total annual operating expenses	1.39%	1.34%
Expense reimbursement/waiver	(0.50%)[2]	(0.50%)[2]
Total annual operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.89%	0.84%

[1]	Restated as of June 2011. The amount includes purchase premiums and redemption fees of the underlying GMO Funds.
[2]

The Manager has agreed to waive and/or reduce the Fund’s management and shareholder service fees in order to offset the management and shareholder service fees charged by the underlying GMO Funds in which the Fund invests. In addition, the Manager has agreed to reimburse the Fund for certain of its operational expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years**	5 Years**	10 Years**	1 Year*	3 Years**	5 Years**	10 Years**
Class III	$109	$350	$610	$1,353	$100	$340	$599	$1,340
Class IV	$104	$334	$583	$1,295	$95	$324	$572	$1,282

*	After expense reimbursements/waivers noted in expense table
**	Reflects fee reductions set forth in the Fund’s management agreement and servicing and supplemental support agreement.

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2011, the Fund’s portfolio turnover rate (excluding short-term investments) was 19% of the average value of its portfolio.

Principal investment strategies

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the International Equity Funds, the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, Alternative Asset Opportunity Fund, Debt Opportunities Fund, High Quality Short-Duration Bond Fund, Special Situations Fund, World Opportunity Overlay Fund and Implementation Fund (collectively, the “underlying Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses – Asset Allocation Funds”). In addition, the Fund may invest in securities directly.

The Fund implements its strategy by allocating its assets among asset classes represented by the underlying Funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market. Although the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it also may have substantial exposure to a particular country or type of country (e.g., emerging countries).

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities) to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Manager’s ability to shift investments among the underlying Funds is not subject to any limits. The Fund may invest substantially all of its assets in a few underlying Funds that primarily invest in the same asset class and may, at times, also invest a substantial portion of its assets in a single underlying Fund. The Fund also reserves the right to invest directly in asset classes, or to adjust its exposure to asset classes, through direct investments.

Prior to January 1, 2012, the Fund served predominantly as the principal component of a broader real return strategy, and the Fund’s investors were predominantly separate account clients of the Manager. The Fund was also offered on a stand-alone basis to the Manager’s partners and employees. Beginning on January 1, 2012, the Fund will be managed as a stand-alone investment strategy. The Manager expects that the Fund’s investment exposures will not differ significantly from the allocations the Fund would have had as a component of the broader real return, although the Fund will likely allocate a greater percentage of its assets to strategies that have cash-like benchmarks.

For cash management purposes, the Fund may invest in U.S. Treasury Fund and unaffiliated money market funds.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Some of the underlying Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds, see “Description of Principal Risks.”

•

Market Risk – Equity Securities – The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Foreign Investment Risk – The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk – Fixed Income Securities – Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

•	Market Risk – Asset-Backed Securities – Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

•

Liquidity Risk – Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests do not perform as expected.

•

Management and Operational Risk – The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Counterparty Risk – The Fund runs the risk that the counterparty to an over-the-counter (OTC) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

•

Commodities Risk – To the extent an underlying Fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

•

Real Estate Risk – To the extent an underlying Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•

Natural Resources Risk – To the extent an underlying fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•	Focused Investment Risk – Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

•

Large Shareholder Risk – To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index and the Consumer Price Index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class III Shares*

Years Ending December 31

Highest Quarter: 9.19% (2Q2009)

Lowest Quarter: -6.90% (4Q2008)

Year-to-Date (as of 3/31/11): 1.92%

*	The returns are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns would have been lower.

Average Annual Total Returns*

Periods Ending December 31, 2010

	1 Year	5 Years	10 Years	Inception
Class III				7/23/03
Return Before Taxes	4.72%	7.11%	N/A	12.00%
Return After Taxes on Distributions	4.19%	4.42%	N/A	9.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	4.86%	N/A	9.18%
MSCI World Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	11.76%	2.43%	N/A	7.14%
Consumer Price Index (reflects no deduction for fees, expenses, or taxes)	1.25%	2.18%	N/A	2.47%

*	The returns are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns would have been lower.

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Division and Senior Members of GMO responsible for day-to-day management of the Fund:

Investment Division	Senior Member (Length of Service)	Title
Asset Allocation	Ben Inker (since 1996)	Director, Asset Allocation Division, GMO.

Additional Information

For important information about purchase and sale of Fund shares, taxes, and financial intermediary compensation, please see “Additional Summary Information About the Funds” on page 144 of the Prospectus.

Asset Allocation Funds

All references to the “International Equity Funds” in the Asset Allocation Fund summaries in the Prospectus are amended to include GMO Resources Fund (“Resources Fund”), GMO International Intrinsic Value Extended Markets Fund (“IIVEMF”), and GMO Global Focused Equity Fund (“GFEF”), all series of GMO Trust offered through separate prospectuses. Any GMO Asset Allocation Fund that may invest in the “International Equity Funds” may (but is not required to) invest in Resources Fund, IIVEMF, and GFEF, in addition to the other Funds identified in the Prospectus as “International Equity Funds.” For information about Resources Fund, IIVEMF, and GFEF, see “Investment in Other GMO Funds” below.

All references to the “U.S. Equity Funds” in the Asset Allocation Fund summaries in the Prospectus are amended to include U.S. Flexible Equities Fund, a series of GMO Trust offered through a separate private placement memorandum. Any GMO Asset Allocation Fund that may invest in the “U.S. Equity Funds” may (but is not required to) invest in U.S. Flexible Equities Fund, in addition to the other Funds identified in the Prospectus as “U.S. Equity Funds.” For information about U.S. Flexible Equities Fund, see “Investment in Other GMO Funds” below.

GMO U.S. Small/Mid Cap Value Fund

Effective January 16, 2012, GMO U.S. Small/Mid Cap Value Fund is renamed “GMO U.S. Small/Mid Cap Fund” and the first paragraph of the section captioned “Principal investment strategies” on page 16 of the Prospectus is amended and restated as follows:

The Manager seeks to achieve the Fund’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the Russell 2500 Index.

Effective January 16, 2012, the Fund’s benchmark is the Russell 2500 Index. The Russell 2500 Index is an independently maintained and widely published index that measures the performance of the small to mid-cap segment of the U.S. equity universe. The Russell 2500 is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

GMO Tax-Managed U.S. Equities Fund, GMO Tobacco-Free Core Fund and GMO U.S. Small/Mid Cap Growth Fund

GMO Tax-Managed U.S. Equities Fund, GMO Tobacco-Free Core Fund and GMO U.S. Small/Mid Cap Growth Fund have been liquidated.

GMO Currency Hedged International Equity Fund

The first two sentences of the section captioned “Principal investment strategies” on page 73 of the Prospectus are amended and restated as follows:

The Fund is a fund of funds and invests primarily in other GMO Funds. The Fund may invest in International Core Equity Fund, International Intrinsic Value Fund, International Large/Mid Cap Value Fund, International Growth Equity Fund, International Small Companies Fund, Asset Allocation International Small Companies Fund, and Flexible Equities Fund (collectively, the “underlying Funds”).

GMO Strategic Fixed Income Fund

Effective December 9, 2011, the Fund charges a purchase premium and a redemption fee, which will be paid to and retained by the Fund to help offset non-de minimis estimated portfolio transaction costs and other related costs incurred by the Fund as a result of a purchase or redemption of its shares by allocating estimated transaction costs to the purchasing or redeeming shareholder. The following table is added to the section captioned “Fees and expenses” on page 85 of the Prospectus:

Shareholder fees

(fees paid directly from your investment)

	Class III	Class VI
Purchase premium (as a percentage of amount invested)	0.20%	0.20%
Redemption fee (as a percentage of amount redeemed)	0.20%	0.20%

In addition, the section captioned “Example” on page 85 is replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Class III	$84	$193	$312	$659	$63	$170	$287	$628
Class VI	$75	$162	$257	$537	$54	$139	$232	$506

*	After reimbursement

Fixed Income Funds – Management of the Fund; Management of the Trust

Effective January 1, 2012, Thomas Cooper is the Senior Member and Director of the Fixed Income Division of Grantham, Mayo, Van Otterloo & Co. LLC.

GMO Global Balanced Asset Allocation Fund

Effective September 15, 2011 (the “Effective Date”), GMO Global Balanced Asset Allocation Fund was renamed “GMO Global Asset Allocation Fund.” In conjunction with the name change, as of the Effective Date, the Fund is no longer bound by its policy to invest at least 25% of its assets in fixed income investments and at least 25% of its assets in equity investments, and the description of the Fund’s principal investment strategies on page 132 of the Prospectus is replaced with the following:

Principal investment strategies

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the International Equity Funds, the U.S. Equity Funds, the Fixed Income Funds, Alpha Only Fund, Alternative Asset Opportunity Fund, Debt Opportunities Fund, High Quality Short-Duration Bond Fund, Special Situations Fund and World Opportunity Overlay Fund (collectively, the “underlying Funds”) (see “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses – Asset Allocation Funds”). In addition, the Fund may hold securities (particularly asset-backed securities) directly or through one or more subsidiaries or other entities. The Fund may be exposed to foreign and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), the investment returns of commodities and, from time to time, other alternative asset classes.

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, U.S. fixed income, foreign fixed income and commodities) to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. Under normal circumstances, the Manager intends to invest not more than 85% of the Fund’s assets in the U.S. Equity and International Equity Funds.

For cash management purposes, the Fund may invest in U.S. Treasury Fund and unaffiliated money market funds.

Effective April 24, 2012, GMO Global Asset Allocation Fund’s benchmark is renamed the “Global Asset Allocation Index.”

GMO Emerging Domestic Opportunities Fund

Footnote 2 to the table captioned “Annual Fund operating expenses” on page 64 of the Prospectus is amended and restated as follows:

[2]

Subject to certain exclusions (“Excluded Fund Fees and Expenses), Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.75% of the Fund’s average daily net assets. Excluded Fund Fees and Expenses include (i) shareholder service fees, (ii) underlying fund expenses, (iii) any portion of the Fund’s annual custodial fees that exceeds 0.10% of the Fund’s average daily net assets, (iv) independent Trustee expenses, (v) certain legal costs, (vi) investment-related costs (e.g., brokerage commissions and securities lending fees), (vii) extraordinary expenses, and other expenses described under “Expense Reimbursement” in this Prospectus. This expense limitation will continue through at least June 30, 2012, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.

Description of Principal Risks

The description of Principal Risks beginning on page 149 of the Prospectus is amended to include Natural Resources Risk, which is applicable to each of the Asset Allocation Funds (except GMO U.S. Equity Allocation Fund):

Natural Resources Risk. The Asset Allocation Funds (except U.S. Equity Allocation Fund) may invest in GMO Resources Fund (“Resources Fund”), which is not offered by this Prospectus. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources.

The Asset Allocation Funds (except U.S. Equity Allocation Fund) are exposed to the risks of investments in the natural resources sector to the extent they invest in Resources Fund.

How to Redeem Shares

The first paragraph of the section entitled “How to Redeem Shares” on page 172 of the Prospectus is amended and restated as follows:

Under ordinary circumstances, you may redeem a Fund’s shares on days when the NYSE is open for business (and in the case of a Fixed Income Fund on days when the U.S. bond markets are open for business). Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be effected through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com. Redemption proceeds for redemption requests received on the same day may be remitted at different times for different shareholders and, in any event, the Trust may take up to seven days to remit proceeds.

Investment in Other GMO Funds

The section captioned “Investment in Other GMO Funds” beginning on page 209 of the Prospectus is amended to include the following information:

GMO U.S. Flexible Equities Fund. GMO U.S. Flexible Equities Fund (“U.S. Flexible Equities Fund”), a series of the Trust, is not offered in this Prospectus. U.S. Flexible Equities Fund is managed by GMO.

U.S. Flexible Equities Fund pays an investment management fee to the Manager at the annual rate of 0.33% of U.S. Flexible Equities Fund’s average daily net assets for each class of shares. U.S. Flexible Equities Fund offers Class III, Class IV, Class V, and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets, Class IV shares pay shareholder service fees to the Manager at the annual rate of 0.105% of that class’s average daily net assets, Class V shares pay shareholder service fees to the Manager at the annual rate of 0.085% of that class’s average daily net assets, and Class VI shares pay shareholder service fees to the Manager at the annual rate of 0.055% of that class’s average daily net assets. Subject to Excluded Fund Fees and Expenses, the Manager has contractually agreed to reimburse U.S. Flexible Equities Fund to the extent U.S. Flexible Equities Fund’s total annual operating expenses exceed 0.33% of U.S. Flexible Equities Fund’s average daily net assets. These contractual expenses limitations will continue through at least March 26, 2013, and may not be terminated prior to this date without the consent of the Board of Trustees. For these purposes, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

U.S. Flexible Equities Fund’s investment objective is total return in excess of its benchmark, the Russell 3000 Index. There can be no assurance that U.S. Flexible Equities Fund will achieve its investment objective.

The Manager pursues U.S. Flexible Equities Fund’s investment objective by using investment strategies designed to complement broader asset allocation strategies being implemented by the Manager in other Asset Allocation Funds or accounts. Accordingly, U.S. Flexible Equities Fund is not a standalone investment. The Manager uses multi-year forecasts of relative value and risk to determine U.S. Flexible Equities Fund’s strategic direction.

Under normal circumstances, U.S. Flexible Equities Fund invests directly and indirectly at least 80% of its assets in equity investments tied economically to the U.S. In addition, U.S. Flexible Equities Fund may invest up to 20% of its net assets in any type of securities, including non-U.S. securities.

The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, exchange-traded equity REITs, and equity income trusts. For purposes of this description, an investment is “tied economically” to the U.S. if: (i) it is an investment in an issuer that is organized under the laws of the U.S. or in an issuer that maintains its principal place of business in the U.S.; (ii) it is traded principally in the U.S.; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S.

U.S. Flexible Equities Fund is permitted to make equity investments of all types, including investments in growth or value style equities or other groups of equities identified by the investment manager as attractive investments, and equity investments in companies of any market capitalization. In addition, U.S. Flexible Equities Fund is not limited in how much it may invest in any segment of the U.S. market or in the types of equity investments it may pursue, and may often invest all its assets in a limited number of equity investments of companies in a single U.S. market segment and/or capitalization range. U.S. Flexible Equities Fund could experience material losses from a single investment.

The Manager currently expects to invest substantially all of the U.S. Flexible Equities Fund’s assets in equities that the Manager believes to be of high quality. In assessing a company’s quality, the Manager may consider several factors, including in particular, high return on equity, low debt to equity and the Manager’s assessment of the company relative to its competitors.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Manager also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of U.S. Flexible Equities Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include options, futures, swap contracts and reverse repurchase agreements. U.S. Flexible Equities Fund also may make short sales of securities, including short sales of securities U.S. Flexible Equities Fund does not own. In addition, U.S. Flexible Equities Fund may lend its portfolio securities.

For cash management purposes, U.S. Flexible Equities Fund may invest in GMO U.S. Treasury Fund, a GMO Fund described in a separate prospectus, and unaffiliated money market funds.

U.S. Flexible Equities Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

To the extent a GMO Fund invests in U.S. Flexible Equities Fund, it is subject to all of the risks to which U.S. Flexible Equities Fund is exposed. The principal risks of an investment in U.S. Flexible Equities Fund include Management and Operational Risk, Market Risk – Equity Securities Risk, Focused Investment Risk, Foreign Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Large Shareholder Risk, Market

Disruption and Geopolitical Risk, and Fund of Funds Risk. U.S. Flexible Equities Fund is a non-diversified investment company under the 1940 Act, and as a result, it may be subject to greater credit, market, and other risks, and poor performance by a single issuer may have a greater impact on its performance than if U.S. Flexible Equities Fund were diversified. Shareholders of each GMO Fund investing in U.S. Flexible Equities Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Implementation Fund. GMO Implementation Fund (“Implementation Fund”), a series of the Trust, is not offered in this Prospectus. It is currently anticipated that Benchmark-Free Allocation Fund will be the sole shareholder of the Fund. Implementation Fund is managed by GMO.

Implementation Fund does not pay an investment management fee or shareholder service fee to the Manager. Subject to Excluded Fund Fees and Expenses, the Manager has contractually agreed to reimburse Implementation Fund to the extent Implementation Fund’s total annual operating expenses exceed 0.00% of Implementation Fund’s average daily net assets. These contractual expenses limitations will continue through at least December 8, 2012, and may not be terminated prior to this date without the consent of the Board of Trustees. For these purposes, “Excluded Fund Fees and Expenses” means expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

Implementation Fund’s investment objective is a positive total return.

The Manager pursues the Implementation Fund’s investment objective by using investment strategies designed to complement the investment program of GMO Benchmark-Free Allocation Fund. Accordingly, Implementation Fund is not intended as a stand-alone investment. The Manager uses multi-year forecasts of relative value and risk to determine the Fund’s strategic direction.

Depending on the Manager’s outlook, Implementation Fund may have exposure to any asset class (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, and U.S. fixed income). Implementation Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in a single asset class. Implementation Fund may invest in companies of any market capitalization. In addition, Implementation Fund is not limited in how much it may invest in any market, and it may invest all of its assets in the securities of a limited number of companies in a single country and/or capitalization range. Implementation Fund may have substantial exposure to a particular country or type of country. Implementation Fund may invest a significant portion of its assets in the securities of companies in industries with high positive correlations to one another. To the extent Implementation Fund invests in fixed income securities, Implementation Fund may have significant exposure to below investment grade securities; in addition, the Manager will not seek to maintain a specified interest rate duration for Implementation Fund. The Manager’s ability to shift investments among asset classes is not subject to any limits.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Manager also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Implementation Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include options, futures, warrants, swap contracts and reverse repurchase agreements. Implementation Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, Implementation Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, Implementation Fund may lend its portfolio securities.

For cash management purposes, Implementation Fund may invest in GMO U.S. Treasury Fund (“U.S. Treasury Fund”), a GMO Fund described in a separate prospectus, and unaffiliated money market funds.

Implementation Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

To the extent a GMO Fund invests in Implementation Fund, it is subject to all of the risks to which Implementation Fund is exposed. The principal risks of an investment in Implementation Fund include Market Risk – Equity Securities Risk, Market Risk – Fixed Income Securities Risk, Market Risk – Asset-Backed Securities Risk, Foreign Investment Risk, Smaller Company Risk, Liquidity Risk, Derivatives Risk, Currency Risk, Management and Operational Risk, Credit Risk, Counterparty Risk, Leveraging Risk, Real Estate Risk, Short Sales Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Implementation Fund is a non-diversified investment company under the 1940 Act, and as a result, it may be subject to greater credit, market, and other risks, and poor performance by a single issuer may have a greater impact on its performance than if Implementation Fund were diversified. Shareholders of each GMO Fund investing in Implementation Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Resources Fund. GMO Resources Fund (“Resources Fund”), a series of the Trust, is not offered in this Prospectus. Resources Fund is managed by GMO.

Resources Fund pays an investment management fee to the Manager at the annual rate of 0.50% of Resource Fund’s average daily net assets for each class of shares. Resources Fund offers Class III, Class IV, Class V, and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets, Class IV shares pay shareholder service fees to the Manager at the annual rate of 0.10% of that class’s average daily net assets, Class V shares pay shareholder service fees to the Manager at the annual rate of 0.085% of that class’s average daily net assets, and Class VI shares pay shareholder service fees to the Manager at the annual rate of 0.055% of that class’s average daily net assets. Subject to Excluded Fund Fees and Expenses, the Manager has contractually agreed to reimburse Resources Fund to the extent Resources

Fund’s total annual operating expenses exceed 0.60% of Resources Fund’s average daily net assets. In addition, the Manager has contractually agreed to reimburse Resources Fund for the amount of fees and expenses incurred indirectly by Resources Fund through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to Resources Fund of such fees and expenses equal to 0.60% of Resources Fund’s average daily net assets. This contractual expense limitation will continue through at least December 6, 2012, and may not be terminated prior to this date without the consent of Resources Fund’s Board of Trustees. For these purposes, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees and extraordinary, non-recurring and certain other unusual expenses (including taxes). Resources Fund charges a purchase premium equal to 0.30% of the amount invested and a redemption fee equal to 0.30% of the amount redeemed. Resources Fund may modify such purchase premium and redemption fee at any time.

Resources Fund’s investment objective is total return.

The Manager seeks to achieve Resources Fund’s investment objective by investing in the securities of companies in the natural resources sector. Resources Fund has a fundamental policy to concentrate its investments in the natural resources sector. Under normal market conditions, Resources Fund invests at least 80% of its assets in the securities of companies in the natural resources sector. Resources Fund considers the “natural resources sector” to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related equipment, infrastructure, and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. In addition to its investments in companies in the natural resources sector, Resources Fund also may invest up to 20% of its net assets in securities of any type of U.S. or non-U.S. issuer.

The Manager will select investments for Resources Fund based on the Manager’s assessment of which segments of the natural resources sector offer the best investment opportunities. The Manager’s assessment of the segments of the natural resources sector may be based on the relative attractiveness of individual natural resources, including supply and demand fundamentals and pricing outlook. The Manager may use a combination of quantitative and qualitative investment methods to identify companies and may analyze individual companies based on their financial, operational, and managerial strength and valuation. The Manager may adjust Resources Fund’s portfolio for factors such as position size, market capitalization, currency exposure, and exposure to groups such as commodity type, industry and sector exposure, and market capitalization.

Resources Fund may invest in securities of any type, including without limitation, common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and equity income trusts, shares of royalty trusts and master limited partnerships and fixed income securities (including fixed income securities of any maturity and below investment grade securities (commonly referred to as “junk bonds”)). Resources Fund may invest in the securities of companies of any market capitalization.

As a substitute for direct investments in securities of companies in the natural resources sector, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Manager also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Resources Fund’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, Resources Fund may lend its portfolio securities.

For cash management purposes, Resources Fund may invest in U.S. Treasury Fund and unaffiliated money market funds.

To the extent a GMO Fund invests in Resources Fund, it is subject to all of the risks to which Resources Fund is exposed. The principal risks of an investment in Resources Fund include Natural Resources Risk, Market Risk – Equity Securities, Management and Operational Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Liquidity Risk, Smaller Company Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, Market Risk – Fixed Income Securities, and Credit Risk. Resources Fund is a non-diversified investment company under the 1940 Act, and as a result, it may be subject to great credit, market, and other risks, and poor performance by a single issuer may have a greater impact on its performance than if Resources Fund were diversified. Shareholders of each GMO Fund investing in Resources Fund are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO International Intrinsic Value Extended Markets Fund. GMO International Intrinsic Value Extended Markets Fund (“IIVEMF”), a series of the Trust, is not offered in this Prospectus. IIVEMF is managed by GMO.

IIVEMF pays an investment management fee to the Manager at the annual rate of 0.50% of IIVEMF’s average daily net assets for each class of shares. IIVEMF offers Class II, Class III, Class IV, Class V, and Class VI shares. Class II shares pay shareholder service fees to the Manager at the annual rate of 0.22% of that class’s average daily net assets, Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets, Class IV shares pay shareholder service fees to the Manager at the annual rate of 0.09% of that class’s average daily net assets, Class V shares pay shareholder service fees to the Manager at the annual rate of 0.085% of that class’s average daily net assets, and Class VI shares pay shareholder service fees to the Manager at the annual rate of 0.055% of that class’s average daily net assets. Subject to Excluded Fund Fees and Expenses, the Manager has contractually agreed to reimburse IIVEMF to the extent IIVEMF’s total annual operating expenses exceed 0.50% of IIVEMF’s average daily net assets. In addition, the Manager has contractually agreed to reimburse IIVEMF for the amount of fees and expenses incurred indirectly by IIVEMF through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to IIVEMF of such fees and expenses equal to 0.50% of IIVEMF’s average daily net assets. This contractual expense limitation will continue through at least September 13, 2012, and may not be terminated prior to this date without the consent of IIVEMF’s Board of Trustees. For these purposes, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with

GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees and extraordinary, non-recurring and certain other unusual expenses (including taxes).

IIVEMF’s investment objective is high total return.

The Manager seeks to achieve IIVEMF’s investment objective by investing in equities or groups of equities that the Manager believes will provide higher returns than the MSCI ACWI ex-U.S. Index.

The Manager uses actives investment management methods, which means that equities are bought and sold according to the Manager’s evaluation of companies’ published financial information, securities’ prices, equity and bond markets, and the overall economy.

In selecting equities for IIVEMF, the Manager may use a combination of quantitative and qualitative investment methods to identify equities that the Manager believes present positive return potential relative to other equities. Some of these methods evaluate individual equities or groups of equities (e.g., equities of companies in a particular industry) based on the ratio of their price to historical financial information, including book value, cash flow and earnings, and forecasted financial information provided by industry analysts. The Manager may compare these ratios to industry or market averages in assessing the relative attractiveness of an equity or a group of equities. Other methods used by the Manager focus on evaluating patterns of price movement or volatility of an equity or group of equities relative to IIVEMF’s investment universe. The Manager also may adjust IIVEMF’s portfolio for factors such as position size, market capitalization, and exposure to groups such as industry, sector, country or currency. IIVEMF may invest in companies of any market capitalization.

As a substitute for direct investments in equities, the Manager may use exchange-traded and over-the-counter (“OTC”) derivatives. The Manager also may use derivatives: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of IIVEMF’s investment exposure; and (iii) to effect transactions intended as substitutes for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, IIVEMF may lend its portfolio securities.

IIVEMF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies tied economically to countries other than the U.S., including both developed and emerging countries. The term “equities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and equity income trusts. For purposes of this description, an investment is “tied economically” to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region.

For cash management purposes, IIVEMF may invest in U.S. Treasury Fund and unaffiliated money market funds.

To the extent a GMO Fund invests in IIVEMF, it is subject to all of the risks to which IIVEMF is exposed. The principal risks of an investment in IIVEMF include Market Risk – Equity Securities, Management and Operational Risk, Foreign Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Liquidity Risk, Smaller Company Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. IIVEMF is a non-diversified investment company under the 1940 Act, and as a result, it may be subject to great credit, market, and other risks, and poor performance by a single issuer may have a greater impact on its performance than if IIVEMF were diversified. Shareholders of each GMO Fund investing in IIVEMF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

GMO Global Focused Equity Fund. GMO Global Focused Equity Fund (“GFEF”), a series of the Trust, is not offered in this Prospectus. GFEF is managed by GMO.

GFEF pays an investment management fee to the Manager at the annual rate of 0.60% of GFEF’s average daily net assets for each class of shares. GFEF offers Class III, Class IV, Class V, and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets, Class IV shares pay shareholder service fees to the Manager at the annual rate of 0.10% of that class’s average daily net assets, Class V shares pay shareholder service fees to the Manager at the annual rate of 0.085% of that class’s average daily net assets, and Class VI shares pay shareholder service fees to the Manager at the annual rate of 0.055% of that class’s average daily net assets. Subject to Excluded Fund Fees and Expenses, the Manager has contractually agreed to reimburse GFEF to the extent GFEF’s total annual operating expenses exceed 0.60% of GFEF’s average daily net assets. In addition, the Manager has contractually agreed to reimburse GFEF for the amount of fees and expenses incurred indirectly by GFEF through its investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to GFEF of such fees and expenses equal to 0.60% of GFEF’s average daily net assets. This contractual expense limitation will continue through at least September 13, 2012, and may not be terminated prior to this date without the consent of GFEF’s Board of Trustees. For these purposes, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees and extraordinary, non-recurring and certain other unusual expenses (including taxes).

GFEF’s investment objective is total return.

GFEF may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world’s securities markets, including emerging markets. Under normal circumstances, GFEF invests directly and indirectly at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity REITs and equity income trusts. GFEF is permitted to make equity investments of all types, including equity investments issued by foreign and/or U.S. companies, growth and/or value style equities, and equity investments of companies of any market capitalization. In addition, GFEF is not limited in how much it may invest in any market or in the types of equity investments it may pursue, and it may often invest all its assets in a limited number of equity investments of companies in a single country and/or capitalization range. GFEF could experience material losses from a single investment.

The Manager anticipates that GFEF will focus its investments in a limited number (30-50) of securities that the Manager believes offer the most attractive investment opportunities across U.S. and foreign equity markets. The Manager does not seek to manage GFEF to, or control GFEF’s risk relative to, any index or benchmark.

The Manager selects investments using fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational and managerial strength and compares them to their global, regional and local industry peers. As part of the investment process, the Manager frequently meets with management and/or visits companies.

GFEF may hold up to 20% of its assets in cash or cash equivalents. To the extent GFEF holds cash or cash equivalents, it may not achieve its investment objective. In pursuing its investment objective, GFEF may (but is not obligated to) use a wide variety of exchange- traded and over-the-counter (“OTC”) derivatives, including, without limitation, futures and options. GFEF’s foreign currency exposure may differ from the currency exposure of its equity investments. In addition, GFEF may lend its portfolio securities.

For cash management purposes, GFEF may invest in U.S. Treasury Fund and unaffiliated money market funds.

To the extent a GMO Fund invests in GFEF, it is subject to all of the risks to which GFEF is exposed. The principal risks of an investment in GFEF include Management and Operational Risk, Market Risk – Equity Securities, Focused Investment Risk, Foreign Investment Risk, Currency Risk, Liquidity Risk, Large Shareholder Risk, Smaller Company Risk, Market Disruption and Geopolitical Risk, Derivatives Risk, Leveraging Risk, and Counterparty Risk. GFEF is a non-diversified investment company under the 1940 Act, and as a result, it may be subject to great credit, market, and other risks, and poor performance by a single issuer may have a greater impact on its performance than if GFEF were diversified. Shareholders of each GMO Fund investing in GFEF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

Effective October 3, 2011, the section “GMO Alternative Asset Opportunity Fund” on pages 209-210 of the Prospectus is amended and restated as follows:

GMO Alternative Asset Opportunity Fund. GMO Alternative Asset Opportunity Fund (“AAOF”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. AAOF is managed by GMO.

AAOF pays an investment management fee to the Manager at the annual rate of 0.70% of AAOF’s average daily net assets. AAOF offers a single class of shares. AAOF pays shareholder service fees to the Manager at the annual rate of 0.15% of AAOF’s average daily net assets. Subject to Excluded Fund Fees and Expenses, the Manager has contractually agreed to reimburse AAOF to the extent AAOF’s total annual operating expenses exceed 0.70% of AAOF’s average daily net assets. In addition, the Manager has contractually agreed to reimburse AAOF for the amount of fees and expenses incurred indirectly by AAOF through its direct or indirect investment in U.S. Treasury Fund (excluding U.S. Treasury Fund’s Excluded Fund Fees and Expenses), subject to a maximum total reimbursement to AAOF of such fees and expenses equal to 0.70% of AAOF’s average daily net assets. These contractual expense limitations will continue through at least June 30, 2012, and may not be terminated prior to this date without the consent of AAOF’s Board of Trustees. In addition to these contractual expense limitations, the Manager has voluntarily agreed to waive AAOF’s management fee to 0.60% of AAOF’s average daily net assets and to reimburse AAOF to the extent AAOF’s total annual operating expenses exceed 0.60% of AAOF’s average daily net assets (excluding Excluded Fund Fees and Expenses). The Manager may change or terminate these voluntary waivers and reimbursements at any time, at which point AAOF will incur management fees equal to 0.70% of AAOF’s average daily net assets. During any period for which these voluntary waivers and reimbursements are in effect, AAOF will incur management fees at an annual rate lower than 0.70% of AAOF’s average daily net assets, and, as a result, net annual operating expenses for AAOF will be lower. For these purposes, “Excluded Fund Fees and Expenses” means shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of the Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

AAOF’s investment objective is long-term total return.

AAOF plans to pursue its investment objective by investing in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward foreign exchange contracts as well as making other investments. AAOF seeks to take advantage of the Manager’s proprietary quantitative investment models for global tactical asset allocation and equity, bond, currency and commodity market selection.

In addition, AAOF normally invests assets not held as margin for futures or forward transactions or paid as option premiums in U.S. and non-U.S. fixed income securities. AAOF may hold cash directly (i.e., Treasury-Bills), invest in money market funds or hold shares of other series of the Trust, including Short-Duration Collateral Fund (“SDCF”) and U.S. Treasury Fund. Please see page 100 for a more detailed description of SDCF’s investment objectives and strategies and page 109 for a more detailed description of U.S. Treasury Fund’s investment objectives and strategies.

The Manager’s models for this active quantitative process are based on the following strategies:

Value-Based Strategies. Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.

Sentiment-Based Strategies. Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior and momentum.

The Manager may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

To gain exposure to commodities and certain other assets, AAOF invests in a wholly-owned subsidiary company. GMO serves as the investment manager to this company but does not receive any additional management or other fees for such services. The company invests primarily in commodity-related derivatives and fixed income securities, but may also invest in any other investments in which AAOF may invest directly. References to AAOF in this summary of AAOF’s investment strategy may refer to actions undertaken by AAOF or the subsidiary company. AAOF does not invest directly in commodities and commodity-related derivatives.

If deemed prudent by the Manager, AAOF will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with AAOF’s normal investment strategies. AAOF may not achieve its investment objective while it is taking temporary defensive measures. AAOF has previously taken temporary defensive positions and has availed itself of the right to honor redemption requests in-kind. AAOF does not seek to maintain a specified interest rate duration for its portfolio.

AAOF’s benchmark is the Citigroup 3 Month Treasury Bill Index, which is a short-term Treasury bill index independently maintained and published by Citigroup.

To the extent a GMO Fund invests in AAOF, it is subject to all of the risks to which AAOF is exposed. The principal risks of an investment in AAOF include Derivatives Risk, Currency Risk, Market Risk – Equity Securities, Market Risk – Fixed Income Securities, Commodities Risk, Foreign Investment Risk, Counterparty Risk, Short Sales Risk, Management and Operational Risk, Credit Risk, Liquidity Risk, Leveraging Risk, Market Risk – Asset-Backed Securities, Fund of Funds Risk, Large Shareholder Risk, and Market Disruption and Geopolitical Risk. AAOF is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by AAOF may affect AAOF’s performance more than if AAOF were diversified. Shareholders of each GMO Fund investing in AAOF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.

Disclosure of Portfolio Holdings

Effective February 9, 2012, the fourth paragraph under the section “Disclosure of Portfolio Holdings” on pages 131-132 of the Statement of Additional Information is deleted in its entirety and replaced with the following two paragraphs:

GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders (including shareholders of record of indirect investments in a Fund through another fund managed by GMO), qualified potential shareholders as determined by GMO (including qualified potential shareholders of record who are considering an indirect investment in a Fund through another fund managed by GMO), and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website.

The Funds’ Prospectuses describe the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The largest fifteen holdings of some GMO Funds are posted monthly on GMO’s website and typically are available to shareholders without a confidentiality agreement. In addition, from time to time position attribution information regarding one or more Funds may be posted to GMO’s website (e.g., best/worst performing positions in the Fund over a specified time period). In response to market interest in specific issuers, a Fund’s holdings in one or more issuers may be made available on a more frequent basis as circumstances warrant. Typically, no confidentiality agreement is needed to access this information.

Effective February 9, 2012, the sixth paragraph under the section “Disclosure of Portfolio Holdings” on page 132 of the Statement of Additional Information is amended and restated as follows:

GMO also may from time-to-time disclose portfolio holdings information to all shareholders of a Fund and their consultants and agents (including shareholders of record of indirect investments in a Fund through another fund managed by GMO). Such disclosure may be made by email, written notice or any other means in such scope and form as GMO may reasonably determine, and generally will not be subject to a confidentiality agreement and will not be required to be posted to GMO’s website in advance.